CORPORATE OVERVIEW December 27, 2019 Exhibit 99.2

SAFE HARBOR & OTHER CAUTIONARY NOTES This presentation has been prepared by Power Solutions International, Inc. (PSI) for investors, solely for informational purposes. The information contained in this presentation does not purport to be all-inclusive or to contain all of the information a prospective or existing investor may desire. All of the financial information and other information regarding PSI contained in this presentation (including any oral statements transmitted to the recipients of this presentation) is qualified in its entirety by PSI’s filings with the Securities and Exchange Commission (SEC), including the financial statements and other financial disclosure contained in those filings. PSI makes no representation or warranty as to the accuracy or completeness of the information contained in this presentation (including any oral statements transmitted to the recipients of this presentation). This presentation (including any oral statements transmitted to the recipients of this presentation) contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities.  These forward-looking statements are entitled to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934. The Company has tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,” “would,” or similar expressions, but these words are not the exclusive means for identifying such statements. These forward-looking statements include statements regarding or implicating the Company’s projected sales and potential profitability, strategic initiatives, future business strategies, warranty mitigation efforts, market opportunities, improvements in its business, remediation of internal controls, improvement of product margins, product market conditions and trends, a debt refinancing and a potential listing on a national exchange. These statements are subject to a number of risks, uncertainties, and assumptions that may cause actual results, performance or achievements to be materially different from those expressed in, or implied by, such statements. The Company cautions that the risks, uncertainties and other factors that could cause its actual results to differ materially from those expressed in, or implied by, the forward-looking statements, include, without limitation: management’s ability to successfully implement the Audit Committee’s remedial recommendations; the time and effort required to complete its delinquent financial statements and prepare the related Form 10-Q filings, particularly within the current anticipated timeline, and resume timely filing of its periodic reports; the timing of completion of necessary interim reviews and audits by the Company’s independent registered public accounting firm; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the financial reporting and internal control matters; the ability of the Company to accurately budget for and forecast sales, and the extent to which sales result in recorded revenues; changes in customer demand for our products; the impact of the investigations being conducted by United States Securities and Exchange Commission (“SEC”), and the criminal division of the United States Attorney’s Office for the Northern District of Illinois (“USAO”) and any related or additional governmental investigative or enforcement proceedings; any delays and challenges in recruiting key employees consistent with the Company’s plans; any negative impacts from delisting of the Company's Common Stock from the NASDAQ Stock Market and any delays and challenges in obtaining a re-listing on a stock exchange; and the risks and uncertainties described in reports filed by the Company with the SEC, including without limitation its Annual Report on Form 10-K for the fiscal year ended December 31, 2018.   The Company's forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

ABOUT PSI

“ POWERING FORWARD Powering the future of energy, transportation and industrial applications

POWERING LEADING EQUIPMENT MANUFACTURERS GLOBALLY

OVERVIEW Approximately 1,000 Employees Leading Worldwide Manufacturer of Engines Produced 1,000,000 engines historically Wide range of engines: 27 different displacements ranging from 1L to 53L Approximately 1,000,000 sq. ft. manufacturing footprint, with headquarters in Wood Dale, IL OTC Pink: PSIX Founded in 1985 Public listing in 2011 2018 SALES End Market Geography SALES $ in millions

ADVANCED FACILITIES PSI Corp. HQ & Engine Dress Facility 201 Mittel Dr. Wood Dale, IL 261,000 sq. ft. Dedicated R&D & Engineering Facility Automotive Grade High-Volume Production Lines State-of-the-Art Machining Center Advanced Testing Laboratory Approximately 1,000,000 sq. ft. PSI Machining & Engine Build Facility 101 Mittel Dr. Wood Dale, IL 105,000 sq. ft. PSI R+D, Engineering & HD Assembly Facility 1465 Hamilton Pkwy. Itasca, IL 198,000 sq. ft. PSI R+D, Vehicle Integration Facility 32505 Industrial Dr. Madison Heights, MI 40,000 sq. ft. PSI Energy Packaging Facility 448 W. Madison St. Darien, WI 200,000 sq. ft. PSI Engine Development Center 7850 S. Grant St. Burr Ridge, IL 22,400 sq. ft. PSI Materials & Warehousing 6450 Muirfield Dr. Hanover Park, IL 160,400 sq. ft.

ENGINE DEVELOPMENT CENTER Acquired in 2018 Located near Illinois headquarters Increase speed to market response Industry leading engine testing In-house EPA & CARB certified test cell operation

TECHNOLOGIES & TALENT Leading Talent Advanced Engineering Disciplines Industry-Leading Application Knowledge Strategic Partnerships Approximately 1,000 Employees Innovative Technologies PSI Proprietary Controls Certified, Low-Emission Solutions (EPA, CARB Certifications) Fuel-Flexible Systems: Natural Gas, Propane, Gasoline, Diesel

MANUFACTURING & ENGINE CAPABILITIES Complete Range APPLICATION ENGINEERING & INTEGRATION TESTING & VALIDATION CALIBRATION & EMISSIONS ENGINE DESIGN & ENGINEERING MATERIAL OPTIMIZATION & SIMULATION SPECIALIZED MACHINING ADVANCED MANUFACTURING POWERTRAIN ASSEMBLY & KITTING COMPLETE ENGINE SIMULATION COOLING PACKAGE DEVELOPMENT TURBO & FUEL SYSTEMS ELECTRONICS, SOFTWARE & CONTROLS

TRANSPORTATION EXPANSIVE PRODUCT LINE Powering Global Transportation, Energy & Industrial OEMs Engine Displacements 6.0L, 8.8L Fuel Types Propane, Natural Gas, Gasoline Integration Transmissions & Tanks Horsepower Range 293 hp – 345 hp Torque Range 317 lb-ft – 565 lb-ft INDUSTRIAL Engine Displacements Ranging from 1L to 8.8L Fuel Types Propane, Natural Gas, Gasoline, Diesel Horsepower Range 28 hp –245 hp Torque Range 43 lb-ft – 503 lb-ft Mechanical Power Range 19 kWm –1850 kWm ENERGY Engine Displacements Ranging from 2.0L to 53L Fuel Types Propane, Natural Gas, Wellhead Gas, Diesel Electrical Power Range 20 kWe – 1650 kWe Mechanical Power Range 26 kWm – 1850 kWm TECHNOLOGY

WEICHAI COLLABORATION A Global Partner

PSI & WEICHAI HISTORY & MILESTONES Formation of Power Great Lakes, Inc. Power Solutions Inc. (PSI) established as global distributor of GM industrial engines – Gas Product scope Acquisition of 3PI Acquisition of Buck’s Engines, PowerTrain Integration and Bi-Phase PSI goes public. PSIX launched as an APO. PSIX is sold over the counter Originally Established in Weihai City Weifang Diesel Engine Factory Established Introduced the Heavy-duty engine Weichai Power listed in Hong Kong Weichai Power listed in Shenzhen stock market M&A Baudouin in France & Establishing Shandong Heavy Industry Group M&A of Ferretti Group, KION Group and Linde Hydraulic Strategic collaboration with DEMATIC 1985 1996 2011 2014 2015 1946 2004 2007 2012 2016 1953 1984 2009 Strategic collaboration between PSI & Weichai 2017 2018 PSI acquires its Engine Development Center in Burr Ridge, IL, and certifies 32-liter and 40-liter engines with EPA 2019 20-liter, 40-liter, 53-liter diesel engines receive EPA certification for emergency standby

Major Facility Snapshot: Shanghai – Engine Matching R&D Weifang – High-Speed Engine & Vehicle Matching R&D Chongqing – Medium/ High-Speed Engine & MVP R&D Xi’an – HD Truck & HD Transmission Box R&D Wiesbaden, Germany – Forklift & Hydraulics R&D Forli, Italy – Luxury Yachts R&D Marseilles, France – Marine Engine R&D Chicago, IL – Natural Gas Technology R&D Yangzhou – Bus & Low-Power Engine R&D EXPANDED GLOBAL BUSINESS FOOTPRINT Weichai has operations in 55 Countries with 500 Authorized Service Centers Worldwide

PRODUCT SYNERGIES Our collective product portfolio offers the most competitive and complete engine and power range available across all applications Transportation On highway applications being explored in the Chinese and Asian transportation markets Weichai has a large market share in Asia, for which it develops and manufactures thousands of commercial vehicle engines annually PSI can access more than 1 million square feet of manufacturing space in Asia Weichai Cost Reduction Opportunities Access to state-of‐the‐art foundries and machining facilities Sourcing of block and head casting & machining Potential manufacturing and global supply chain opportunities Energy/Power Generation 32L and 40L base engines EPA certified in 2018 for North American market – GAS 20L, 40L, 53L EPA certified – DIESEL (Sept. 2019) 53L in development and 65L planned for North America – GAS 10L, 13L, 17L diesel engines are in development for North American market The new engines expand our addressable market for power generation products from less than $1 billion in 2018 to between $3 billion and $4 billion by 2023 Industrial Industrial applications being introduced into the Asian material handling market 32L 40L 53L 65L

MARKET INDICATORS

DETAILED END MARKET INDICATORS & PROJECTIONS Worldwide North America Sources: Hyster-Yale investor presentation (Q3 2019); MD Truck (class 5-7): KeyBank Research, (10/15/19); U.S. genset production: Power Systems Research via Diesel Progress – September 2019; WTI Crude prices: EIA.gov (12/10/19); U.S. Rig Count Projections (12/8/19): Simmons/Piper Jaffray research LIFT TRUCKS MD TRUCK (CLASS 5-7) GENERATORS OIL & GAS

ENERGY Powering the Future

ENERGY MARKETS & CUSTOMERS Our Customers/End Users Markets Oil & Gas Telecommunications Data Centers Medical Office & Commercial Utility & Water Treatment Growth opportunities across various markets driven by several factors (e.g., aged electric grid, power outage activity, growth of intermittent sources of energy, utility curtailment incentives, increased regulations in healthcare facilities, increased growth rate of natural gas installations compared to diesel, and datacenter electrical usage growth)

APPLICATION/MARKET GROWTH OPPORTUNITIES The growth of intermittent sources of energy, such as wind and solar, is driving increased demand for generators, microgrids and demand response equipment Sources: Global Market Insights, Navigant Research, imarc, technavio Diesel Generator Market Size The global diesel generator market was valued at over $13 billion in 2018 and is projected to reach over $20 billion by 2025 Combined Heat & Power (CHP) The global combined heat and power (CHP) market is poised to grow by 125 GW during 2018-2023 at CAGR of nearly 3%. Microgrids The global microgrid market was worth $19 Billion in 2018. The market is further projected to cross $36 Billion by 2024, at a CAGR of around 10.9% during 2019-2024. Demand Response Global demand response capacity is expected to grow from nearly 39 GW in 2016 to 144 GW in 2025. STANDBY / EMERGENCY MICROGRIDS DEMAND RESPONSE / PEAK SHAVING OIL & GAS POWER COMPRESSION Prime/Continuous Operation - Main Source of Power, Designed to Run Continuously or Extended Periods of Time Back up power when utility electricity is unavailable A scaled electrical grid that can work on or off utility grid Economically driven use of an alternative electrical source other than the utility grid Compression technologies are at the heart of many critical processes in the oil, gas and power industries

NATURAL GAS ENERGY GROWTH Sources: Diesel Progress September 2019; Forbes – December 6, 2019; Research Nester; GE Reports (12/5/18); EIA.gov (4/5/2019) Natural Gas Energy Market Dynamics Cleaner than diesel; Not subject to the transportation limitations that diesel has during times of extreme weather Global natural gas generator market totaled $4.6 billion in 2016 and is expected to increase to $8.5 billion by the end of 2024. More than 1,500 GW of new gas-fired generation capacity is expected to be added to global power networks by 2040. By 2040 installed electric capacity across the world will reach 12,480 GW – 22 percent of which will be supplied by natural gas, the most of any single fuel source. Abundant and reliable supply. U.S. EIA estimates that as of 1/1/17 the United States has enough dry natural gas to last about 80 years. Natural gas gensets are gaining market share versus diesel

2.4L 3.0L 4.3L 5.7L 8.1L 8.8L 11.1L 14.6L 18.3L 21.9L PLANNED 65L NEW 53L NEW 40L NEW 32L NEW 6.7L NEW 4.5L ENERGY ENGINE PORTFOLIO – GAS NEW 10L NEW 13L NEW 17L NEW 20L

ENERGY ENGINE PORTFOLIO – DIESEL PLANNED 65L DIESEL NEW 53L DIESEL NEW 40L DIESEL PLANNED 10L DIESEL NEW 20L DIESEL PLANNED 17L DIESEL PLANNED 13L DIESEL

GAS PRODUCT EXPANSION <150kWe 8.8L

GAS PRODUCT EXPANSION >500kWe

DIESEL PRODUCTS ADDITION

POWER GENERATION OPPORTUNITY TODAY & FUTURE Weichai Gas & Diesel Engine Platforms Open Power Generation Market Significantly * Power generation market opportunity projections are based on internal estimates and data from Power Systems Research 2018 PSI POWER GEN ADDRESSABLE MARKET NG Engines 2.4L-22L ESTIMATED 2023 PSI POWER GEN ADDRESSABLE MARKET NG Engines 2.4L-65L, Diesel Engines 10L-65L $3B-$4B Market Opportunity <$1B Market Opportunity

TRANSPORTATION Powering the Road Ahead

PSI TRANSPORTATION MARKETS & CUSTOMERS Propane & Gasoline EUROVAN & TRANSIT CHASSIS & OEM UTILITY RV RECENT EXPERIENCE FUTURE OPPORTUNITIES

TRANSPORTATION MARKET China Market U.S./North America Market Source: School Bus Fleet (School Bus Sales Report - 2018), CAAM/PiperJaffray (9/24/19), KeyBank Research, (10/15/19), carsalesbase.com, trailer-bodybuilders.com; Internal estimates SCHOOL BUS CLASS 5-7 TRUCK CLASS 2-4 TRUCK/VAN (Class 3-4: 321,260) 44,381 273,000 2,741,422 MEDIUM-DUTY TRUCK SMALL BUS 177,772 340,156

SCHOOL BUS MARKET Strong Gasoline & Propane Growth, Industry-Leading Customers, Significant Engine Market Opportunity Sources: School Bus Fleet (School Bus Sales Report - 2018); Blue Bird investor presentation January 2019; School Bus Fleet (7/25/16), Icbus.com; Blue Bird press release on 12/11/19; Internal Estimates Total Units By Class 2018: 44,381 “C” & “D” Units 2018: 36,062 “C” 31,505 “A” 8,319 “D” 4,557 THOMAS IC BUS BLUE BIRD 2015 Trends and Future Outlook Diesel 92% Alt. Fuels 8% Diesel 60-65% Alt. Fuels/ Gasoline 35-40% PSI Customers NORTH AMERICA Bus Sales (units) & Market Share PSI is the Exclusive Supplier of Propane and Gasoline Engines to IC Bus and Provides Propane Engine Option to Thomas Built Buses NOISE. Propane & gasoline vehicles are noticeably quieter than diesel. COST. Very competitive total cost of ownership versus diesel. Easier and less costly to maintain. ENVIRONMENT. Propane vehicles can reduce lifecycle GHG emissions by nearly 13%. INCENTIVES. VW Mitigation Funds. SCHOOL BUS MARKET Alt. fuels continue to gain market share versus diesel; Blue Bird at 48% alt. fuel mix in FY19

Major Automotive OEMs including General Motors, Ford, Mitsubishi and others are moving into electrification and hybridization which eliminates completely or utilizes smaller combustion engines Emission regulations like the current standard, the Corporate Average Fuel (CAFÉ) standard, for passenger cars and light trucks will increase to 40.3 to 41.0 MPG by model year 2021, and Greenhouse Gas emission (GHG) will require 163 grams/mile of CO2 in model year 2025. (Source: Transportation.gov) Newer automotive engines utilize lighter aluminum block, direct injection technologies that are not nearly as commercially viable as current engines and lack the power required for certain applications This shift leaves a potential gap in the market of 80,000 to 100,000 engines annually PSI’s mature product line that includes 6.0L and 8.8L engines can address portions of the transportation, energy and industrial product markets that require these engines since they will no longer be served by the major OEMs Class 1 – 2 Passenger Vehicles Class 2 – 4 Light Duty Truck & Bus Class 4- 7 Medium Duty Truck & Bus Class 8 Heavy Duty Truck & Bus 8.8L 6.0L +10L Engines <2L Engines AUTOMOTIVE ENGINE DOWNSIZE OR ELIMINATION DUE TO HYBRIDIZATION OR ELECTRIFICATION AUTOMOTIVE ENGINE GAP FILLING THE GAP

INDUSTRIAL Powering Productivity

INDUSTRIAL MARKETS & CUSTOMERS OIL & GAS COMPRESSION/ OIL LIFTS FORKLIFT AERIAL WORK PLATFORM ARBOR CARE UTILITY VEHICLE SWEEPERS /SCRUBBER ICE RESURFACING OTHER INDUSTRIAL

2.0L/2.4L 3.0L 4.3L 5.7L 8.1L 8.8L 11.1L 14.6L 18.3L 21.9L PLANNED 65L NEW 53L NEW 40L NEW 32L NEW 6.7L NEW 4.5L INDUSTRIAL ENGINE PORTFOLIO NEW 10L NEW 13L NEW 17L NEW 20L 0.998L

FINANCIAL UPDATE NEXT STEPS BUSINESS OBJECTIVES

CAPITAL STRUCTURE OVERVIEW *Based on 22,856,534 shares outstanding as of 12/2/19 and information contained in the Company’s Form 10-K for the year ended 12/31/18. Weichai America Investment Investment of $60 million of equity in PSI on 3/31/17 Warrant exercise on 4/23/19 for approximate proceeds of $1.6 million Debt Overview PSI is working in concert with Weichai to refinance its debt $75 million Credit Facility with Wells Fargo Maturity earlier of 3/31/21, or 60 days prior to maturity of Senior Notes LIBOR + 2.75% - 3.25%; Prime + .25% margin + 1.25% - 1.75% Approximately $20 million of availability as of September 30, 2019 $55 million Senior Notes Maturity of 6/30/20 Interest rate of 7.5% Potential credit facility borrowing availability, which is subject to availability block of $9m $130M CAPACITY $92M OUTSTANDING 37

UPDATE - NEXT STEPS Filed Form 10-K on 5/16/19: Covers restated financials for the full years of 2014 and 2015, and Q1 of 2016, in addition to the audited financial statements for 2016 and 2017 Form 10-K covering full year 2018 financials filed on 12/27/19 Numerous changes and improvements have been made across the organization since 2017 New management team and key hires: CEO; CFO; Corporate Controller; Chief Technical Officer; Chief Commercial Officer; VP, Internal Audit; Director of Accounting 6 of 7 new board members, including new audit committee Updated policies and the implementation of a comprehensive internal control program Accounting and finance focus Intend to file Form 10-Q’s and 10-K for 2019 by 3/30/20 Upon completion and becoming current, plan to seek relisting on national exchange Remediation of internal controls Working on debt refinancing in concert with Weichai Power Co., Ltd., our strategic investor and collaboration partner

UPDATE - FINANCIAL RESULTS GROSS MARGIN 2018 sales reflects growth across all end markets (Transportation and Energy end markets comprise a majority of the increase) 2018 gross profit negated by $18.6m of warranty costs (net of supplier recoveries of $1.1m), including $3.8m of charges for adjustments to pre-existing warranties, up from $5.4m last year, primarily associated with the Transportation end market Gross margin negatively impacted by warranty costs, unrecovered costs associated with the ramp up of production of the 8.8L PSI produced engine and operational inefficiencies, partly offset by an improvement in product mix 2019 sales expected to exceed 2018 levels (Increase expected from energy and transportation, partly offset by lower industrial) 2019 gross margin anticipated to show a significant improvement versus 2018 Gross margin aided by healthy sales growth, favorable mix, strategic pricing actions, lower warranty costs and operational productivity improvements In addition, 2019 operating income expected to be favorably impacted by lower SG&A expenses primarily due to a decline in restatement-related expenses 2019 profitability expected to show a major improvement versus 2018 39 SIGNIFICANT IMPROVEMENT ANTICIPATED SALES $ in millions

Streamlining of Business Processes Review and identify cost reductions throughout the organization Enhanced controls and monitors across major spend areas Warranty Expense Mitigation Efforts Developing reimbursement/commercial remedies from key suppliers, where applicable Continued evaluation and improvement of engineering validation and reliability programs for products and applications Continued investments in technology to further enhance tools and processes. Improve Profitability Plan focused on review of customer and product portfolio (multi-year effort) Strategic price increases Product redesign Re-sourcing of certain components Strategic assessment of certain areas where profitability does not meet established thresholds Improve manufacturing efficiency Enhance working capital efficiency Opportunities to further increase inventory focus BUSINESS OBJECTIVES

Strengthen Business through Optimization of Business Systems and Technology Reimplementation of ERP system Supports efforts to remediate internal controls, improve processes, drive greater operational efficiencies and provide better and timelier decision making across the organization BUSINESS OBJECTIVES CONTINUED Grow the Business in the Highest Return on Investment Areas Investing in R&D resources and the recruitment of key management, sales and operations staff to support development and sales of higher margin, heavy-duty engines for the energy markets Leverages relationship with Weichai Obtained EPA approval for 32L and 40L gas engines and EPA emergency standby certification for 20L, 40L, and 53L diesel engines; Development and launch plans for 53L gas model as well as other engines Total addressable market within power generation expands from less than $1 billion in 2018 to $3-$4 billion by 2023 Allows us to serve a greater portion of the demand response, microgrid, combined heat and power (CHP) and oil and gas markets, while supporting the expansion of the range of customers 41

THANK YOU. 201 Mittel Drive, Wood Dale, IL 60191 630.350.9400 • www.psiengines.com